UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2016

ARCHROCK, INC.
__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive,
Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 836-8000

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Fifth Amendment, Consent and Waiver to Credit Agreement

As previously reported, on September 21, 2016, Archrock, Inc. (“Archrock” or the “Company”) entered into that certain Fourth Amendment, Consent and Waiver to Credit Agreement (the “Fourth Amendment”) by and among Archrock Services, L.P. (“Archrock Services”), the Company, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto. The Fourth Amendment waived and modified certain provisions under the Credit Agreement, dated as of July 10, 2015 (as amended, the “Credit Agreement”).

Under the Fourth Amendment, the lenders waived, among other things, (1) any potential event of default arising under the Credit Agreement as a result of the potential inaccuracy of certain representations and warranties regarding the Company’s prior period financial information and previously delivered compliance certificate for the 2015 fiscal year and (2) any requirement that Archrock Services or the Company make any representations and warranties as to the Company’s prior period financial statements and other prior period financial information. Under the Fourth Amendment, these waivers will terminate on December 31, 2016, unless on or prior to that date (to the extent the Audit Committee concludes that the Company’s prior period financial statements can no longer be relied upon), the Company has delivered replacement financial information for its 2015 audited financial statements, together with a replacement compliance certificate demonstrating the Company’s compliance for the fiscal year ended December 31, 2015 with the financial covenants set forth in the Credit Agreement (collectively, the “Replacement Financial Information”). The Fourth Amendment also extended to no later than December 31, 2016 the deadlines by which the Company is required to deliver to the lenders its quarterly reports for the fiscal quarters ended March 31, 2016, June 30, 2016 and September 30, 2016 to be filed with the Securities and Exchange Commission (“SEC”) and the related compliance certificates demonstrating compliance with the financial covenants set forth in the Credit Agreement.

Archrock’s management and the Audit Committee of its Board of Directors are in the process of determining the impact to Archrock’s pre-spin-off historical financial statements of Exterran Corporation’s anticipated restatement of its historical financial statements, as most recently described in Exterran Corporation’s Form 8-K and related exhibits filed with the SEC on November 22, 2016.

On December 9, 2016, the Company entered into that certain Fifth Amendment, Consent and Waiver to Credit Agreement (the “Fifth Amendment”) by and among Archrock Services, the Company, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto. Under the Fifth Amendment, the lenders extended the waivers previously granted under the Fourth Amendment to March 31, 2017 unless on or prior to that date (to the extent the Audit Committee concludes that the Company’s prior period financial statements can no longer be relied upon), the Company delivers the Replacement Financial Information, and further extended to no later than March 31, 2017 the deadline by which the Company is required to deliver to the lenders its quarterly reports for the fiscal quarters ended March 31, 2016, June 30, 2016 and September 30, 2016 to be filed with the SEC and the related compliance certificates demonstrating compliance with the financial covenants set forth in the Credit Agreement.

The foregoing description of the Fifth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fifth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The description of the Fifth Amendment described above under Item 1.01 is incorporated in this Item 2.03 by reference. A copy of the Fifth Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 2.03 by reference.
Item 7.01 Regulation FD Disclosure.
As previously disclosed, on May 17, 2016 Archrock received a notice from the New York Stock Exchange (the “NYSE”) indicating that Archrock was not in compliance with the NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Quarterly Report on Form 10-Q for the three months ended March 31, 2016, and that Archrock would have six months from May 17, 2016 to regain compliance with the applicable NYSE listing standards. On November 18, 2016, the Company received a notice from the NYSE granting an extension of up to six additional months, to May 16, 2017, for the Company to complete and file its quarterly reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016. The NYSE will continue its ongoing review of the Company while it works to regain compliance with the applicable NYSE listing standards. If Archrock fails to file its late quarterly reports by May 16, 2017, the NYSE will move forward with the initiation of suspension and delisting proceedings.
The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1
Fifth Amendment, Consent and Waiver to Credit Agreement, dated as of December 9, 2016, among Archrock Services, L.P., as Borrower, Archrock, Inc., as Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

December 12, 2016	By:	/s/ DAVID S. MILLER
David S. Miller
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1
Fifth Amendment, Consent and Waiver to Credit Agreement, dated as of December 9, 2016, among Archrock Services, L.P., as Borrower, Archrock, Inc., as Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders party thereto

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